UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 18, 2021 (March 17, 2021)

RED LION HOTELS CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	001-13957	91-1032187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Market St. #425

Denver, CO 80202

(Address of principal executive offices, including zip code)

(509) 459-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	RLH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Red Lion Hotels Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 31, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 30, 2020, by and among the Company, Sonesta International Hotels Corporation, a Maryland corporation (“Parent”), and Roar Merger Sub Inc., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”), which provided for Merger Sub to be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. On March 17, 2021, the Merger became effective and the Company and Parent took various other actions, as discussed further below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 17, 2021, pursuant to the terms of the Merger Agreement, the Merger was completed, with Merger Sub being merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. A description of the consideration payable to holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and holders of restricted stock units and performance stock units is set forth under the headings “The Merger Agreement—Consideration to be Received in the Merger,” “The Merger Agreement—Treatment of RSUs,” “The Merger Agreement—Treatment of PSUs” and “The Merger Agreement—Payment for the Common Stock” in the Company’s Definitive Proxy Statement filed with the SEC on February 9, 2021 (the “Proxy Statement”), and such descriptions are incorporated herein by reference.

The total purchase price (the “Aggregate Purchase Price”) paid by Parent in the acquisition was approximately $90 million and was financed by an equity contribution by ABP Trust, a Maryland statutory trust, to Parent, in accordance with terms and conditions set forth in an equity commitment letter.

The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on March 17, 2021, the Company submitted a written request to the New York Stock Exchange (“NYSE”) for the NYSE to cease trading of the Common Stock on the NYSE and to suspend the listing of the Common Stock, in each case prior to market open on March 18, 2021, and to file with the SEC an application on Form 25 to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 with respect to the Common Stock requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 (including the sections of the Proxy Statement listed therein) is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the effective time of the Merger on March 17, 2021, each issued and outstanding share of Common Stock was canceled and ceased to exist, and holders of Common Stock immediately prior to such effective time ceased to have any rights as shareholders of the Company (other than their right to receive the merger consideration of $3.50 per share in cash, without interest, pursuant to the Merger Agreement). The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.02 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on March 17, 2021, the Company became a wholly owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The information set forth in Item 2.01, Item 3.01 and Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, R. Carter Pate, Frederic F. Brace, Linda C. Coughlin, Ted Darnall, Janet L. Hendrickson, Joseph B. Megibow and Kenneth R. Trammell, the directors of the Company immediately prior to the effective time of the Merger on March 17, 2021, ceased serving as members of the Company’s board of directors and each committee thereof, and Adam D. Portnoy, Jennifer B. Clark and John G. Murray, the directors of Merger Sub immediately prior to the effective time of the Merger on March 17, 2021, became the directors of the Company following the consummation of the Merger until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

Also pursuant to the terms of the Merger Agreement, immediately prior to the effective time of the Merger on March 17, 2021, (i) John J. Russel Jr. ceased serving as Chief Executive Officer of the Company, (ii) Gary Kohn ceased serving as Executive Vice President, Chief Financial Officer of the Company and (iii) Harry Sladich ceased serving as Executive Vice President, Lodging Development and Franchise Operations of the Company. Carlos R. Flores, Jennifer B. Clark and Stephen P. Miano, the President, Secretary and Treasurer of Merger Sub, respectively, immediately prior to the effective time of the Merger on March 17, 2021, became the President, Secretary and Treasurer of the Company, and Keith J. Pierce became the Executive Vice President, President of Franchising of the Company, following the consummation of the Merger until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the effective time of the Merger on March 17, 2021, the articles of incorporation of the Company were amended and restated in their entirety. In addition, in connection with the Merger, the bylaws of the Company have been amended and restated in their entirety so that they are identical to the bylaws of Merger Sub immediately prior to the Merger. The amended and restated articles of incorporation of the Company and the amended and restated bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of December 30, 2020, by and among Red Lion Hotels Corporation, Sonesta International Hotels Corporation and Roar Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Red Lion Hotels Corporation’s Current Report on Form 8-K filed with the SEC on December 31, 2020).

3.1	Amended Articles of Incorporation of Red Lion Hotels Corporation.

3.2	Second Amended and Restated Bylaws of Red Lion Hotels Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

	By:	/s/ Jennifer B. Clark
Name: Jennifer B. Clark
Date: March 18, 2021		Title: Secretary